SUPPLEMENT DATED DECEMBER 4, 2002 TO

                        PROSPECTUS DATED MAY 1, 2002 FOR

                       DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

1. Effective January 2, 2003, the Dreyfus Variable Investment Fund-Small Cap Portfolio will change its name to Dreyfus Variable Investment Fund-Developing Leaders Portfolio. The Portfolio's investment policy will also be modified, effective that date, so that the portfolio will invest

2. Effective January 2, 2003, the investment objective for the Dreyfus Variable Investment Fund-Developing Leaders Portfolio is modified as follows:

         Dreyfus Variable Investment Fund

              Developing Leaders Portfolio
              Investment Objective: To maximize capital appreciation by investing primarily in companies with market capitalizations of less than $2 billion at the time of purchase.